TAX SHARING AGREEMENT

      This Tax Sharing Agreement (the "Agreement") dated March 30, 1998 by and among MHE Investments, Inc. ("Parent") and Parent's subsidiaries MMH Holdings, Inc. f/k/a/ Material Handling Equipment, Inc., Morris Material Handling, Inc., PHME Holding Company, SPH Crane & Hoist, Inc., Birmingham Crane & Hoist, Inc., PHME Services, Inc., Material Handling Equipment Nevada Corporation, MHE Technologies, Inc., MPH Crane, Inc., Morris Mechanical Handling, Inc., NPH Material Handling, Inc., (collectively referred to herein as "Subsidiaries" or individually as "Subsidiary") and Material Handling LLC, MHE Canada ULC, Morris Material Handling, LLC, 3014794 Nova Scotia ULC, Mondel ULC, Kaverit ULC, Hydramach ULC, Morris Blooma Pte Ltd., P&H Middle East, Ltd., Harnishfeger Distribution and Service LLC, HPH Material Handling, LLC, EPH Material Handling, LLC, CMH Material Handling, LLC, Morris Material Handling Ltd., Red Crown ULC, Lowfile Limited, Invercoe Engineering Limited, Butters Engineering Limited, MMH (Holdings) Limited, Morris Mechanical Handling Limited, Linear Motors Limited, UK Crane Services Limited, Vaughan Crane Company Limited, Royce Limited, MMH International Limited, Morris Mechanical (Pty) Limited, Hercules S.A. de CV (collectively referred to as the "Other Subsidiaries" and each, an "Other Subsidiary") is effective for the taxable years of Parent and each Subsidiary ending after March 30, 1998.

      WHEREAS, Parent and the Subsidiaries are all members of an affiliated group as that term is defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), since March 30, 1998. Parent and the Subsidiaries are collectively referred to herein as the "Affiliated Group."

      WHEREAS, the Affiliated Group intends to exercise the privilege granted to it by Section 1501 of the Code and the Treasury Regulations promulgated thereunder (the "Treasury Regulations") to file consolidated Federal income tax returns for taxable years ending after March 30, 1998.

      WHEREAS, the Other Subsidiaries are foreign entities and entities that are either disregarded or treated as partnerships for Federal income tax purposes;

      WHEREAS, the parties hereto wish to allocate and settle among themselves, in an equitable manner, their sharing of the consolidated Federal income tax liability (and any unitary or combined tax liability under state or local law) of the Affiliated Group for the taxable years ending after March 30, 1998;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants contained herein, Parent, each Subsidiary and each Other Subsidiary do hereby enter into this Agreement and do hereby agree as follows:

      1. Preparation of Consolidated Federal Income Tax Return (and Applicable Unitary or Combined Tax Returns under State or Local Law)/Payment of Tax Liability.

            a. Each Subsidiary which is member of the Affiliated Group hereby appoints Parent as its agent, so long as each such Subsidiary is a member of the Affiliated Group, for purposes of filing consolidated Federal income tax returns (and any applicable unitary or combined tax returns under state or local law) and making any election or application or taking any action in connection therewith on behalf of each such Subsidiary. Parent agrees to prepare or cause to be prepared and to timely file annually on behalf of the Affiliated Group a consolidated Federal income tax return (and any applicable unitary or combined tax returns under state or local law) for all taxable years of the Affiliated Group ending after March 30, 1998, until such time as it may be determined by Parent that the best interests of the Affiliated Group are no longer served thereby, subject to receiving the required consent of the Commissioner of Internal Revenue to discontinue filing such a consolidated Federal income tax return (and any applicable unitary or combined tax returns under state or local law). Parent shall also timely pay or discharge, or cause to be timely paid or discharged, the consolidated Federal income tax liability (and any applicable unitary or combined tax liability under state or local law) of the Affiliated Group for such taxable year.

            b. Each Subsidiary which is a member of the Affiliated Group, and each Other Subsidiary, shall cooperate with Parent in the filing, to the extent permitted by law, of the Affiliated Group's consolidated Federal income tax returns (and any applicable unitary or combined tax returns under state or local law) by maintaining such books and records and providing such information as may be necessary or useful in the filing of such returns and executing any documents and taking any actions which Parent may reasonably request in connection therewith.

      2. Allocation of Consolidated Tax Liability for the Taxable Years Ending After March 30, 1998.

            a. Each Subsidiary shall compute its respective separate Federal income tax liability (and any applicable state or local tax liability) (before tax credits) as if it were filing its own Federal income tax return (or its own state or local tax return) on a stand alone basis. The Federal income tax liability (or state or local tax liability) referred to in the immediately preceding sentence (i) shall include the alternative minimum tax (if appropriate) and (ii) shall be determined without regard to the provisions set forth in Section 1561 Code. The consolidated Federal income tax liability (and any unitary or combined tax liability under state or local law) shall be allocated among the Parent and the Subsidiaries in method similar to the provisions of Sections 1552(b) and 1552(a)(1) of the Code. In general terms, allowing for various adjustments pursuant to


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

such sections, the method set forth in this paragraph 2 provides that the tax liability for the Affiliated Group will be allocated among the Parent and the Subsidiaries hereto in the ratio that each party's separate taxable income bears to the sum of the separate taxable incomes of all parties having taxable income for the taxable year. Each Subsidiary shall pay such tax liability to Parent in the manner set forth in Section 4 below.

            (b) Each Other Subsidiary shall compute its respective separate Federal income tax liability (and any applicable state or local tax liability) (before tax credits) as if it were filing its own Federal income tax return (or its own state or local tax return) on a stand alone basis. The Federal income tax liability (or state or local tax liability) referred to in the immediately preceding sentence (i) shall include the alternative minimum tax (if applicable) and (ii) shall be determined without regard to the provisions set forth in
Section 1561 Code. The consolidated Federal income tax liability of a particular Subsidiary (and any applicable state or local tax liability of a Subsidiary) shall be allocated among such Subsidiary and each Other Subsidiary whose income and losses are required to be included in such Subsidiary's stand alone return, in the manner set forth in Section 2(a) above. Each Other Subsidiary shall pay its allocable portion of such tax liability, if any, to the Subsidiary required to include such Other Subsidiary's income and losses in its stand alone return as provided in Section 2(a) above.

      3. Compensation for Tax Benefit Liability for Taxable Years Ending After March 30, 1998.

            a. In general terms, the method set forth herein provides that the tax liability for the entire Affiliated Group be allocated among the Parent and Subsidiaries hereto in proportion to the tax liability which each party would have had if calculated separately from the group. If any such party's resulting tax liability is reduced (the "Non-Generating Party") by using another party's tax losses or other tax attributes (the "Generating Party"), the Non-Generating Party shall pay its proportionate share of the tax savings to the Generating Party as compensation for the use of its tax losses or other tax attributes at such time as the Generating Party could have used such loss or other tax attributes (e.g., in the year when the Generating Party has a positive tax liability that could have been reduced if the benefit was still available). If a determination is made that some other method of allocation of tax liability is required by law, then such required allocation method shall be used in lieu of the method described herein.

            b. A Non-Generating Party agrees to reimburse a Generating Party as required in this paragraph 3 within thirty (30) days after filing of the consolidated Federal income tax return (or any unitary or combined return under state or local law).

      4. Time of Payment.

            a. Estimated Tax Payments. On or about April 15, June 15, September 15, and December 15 of each taxable year, each Subsidiary shall pay to Parent its portion of the consolidated Federal estimated tax (or any unitary or combined estimated tax under state or local law) of the Affiliated Group. On or about April 15, June 15, September 15 and December 15 of end taxable year each Other Subsidiary shall pay to the Subsidiary required to include such Other Subsidiary's income and loss on its stand alone return as provided in Section 2(b), its portion of the consolidated Federal income tax (or unitary or combined tax under state or local law) of the Affiliated Group.

            b. Year-end True-up. For each taxable year referred to in Section 4(a), each Subsidiary shall pay to Parent and each Other Subsidiary shall pay to the Subsidiary required to include such Other Subsidiary's income and loss on its stand alone return, an amount equal to the excess, if any, of such Subsidiary's, or Other Subsidiary's, if applicable, separate Federal income tax liability (or unitary or combined tax liability under state or local law), as determined under paragraphs 2 or 3 herein, as the case may be, over the aggregate amount of estimated tax paid by such Subsidiary or Other Subsidiary pursuant to paragraph 4(a) herein. If the aggregate amount of payments actually made by any Subsidiary or Other Subsidiary's pursuant to paragraph 4(a) exceeds such Subsidiary's or Other Subsidiary's separate tax liability as determined under paragraphs 2 or 3 herein, as the case may be, Parent shall pay to such Subsidiary, or a Subsidiary shall pay to Other Subsidiary, an amount equal to such excess. Payments to be made under this paragraph 4(b) shall be made no later than the due date of the Affiliated Group's Federal income tax return (or applicable unitary or combined tax return under state or local law) for the relevant taxable year. If the due date for filing such return is extended, any payments to be made at the time of filing a request for extension of time to file shall be made on an estimated basis. No later than one (1) day prior to the extended due date for such return, each Subsidiary's or Other Subsidiary's payment shall be recalculated and any difference between the Federal tax liability (or applicable state or local tax liability) of such Subsidiary or Other Subsidiary and all of such Subsidiary's or Other Subsidiary prior payments with respect to such taxable year shall be paid by the appropriate party to the party entitled thereto by such day.

      5. Redetermination of Tax Liability.

            a. In the event of any redetermination of the consolidated Federal income tax liability (or any unitary or combined tax liability under state or local law) of the Affiliated Group for any taxable year covered by this Agreement, including as a result of audit by the Internal Revenue Service (or other appropriate authority), a claim for refund or otherwise, the Affiliated Group's consolidated Federal tax liability (or any unitary or combined tax liability under state or local law) shall be recomputed in the same manner as set forth in paragraphs 2 or 3 herein, as the case may be, for such taxable year and any subsequent taxable years to take into account such redetermination and the payments pursuant to paragraph 4 herein shall be appropriately adjusted. Any payment between Parent and any Subsidiary, or between any Subsidiary and any Other Subsidiary, required by such adjustment shall be paid no later than thirty
(30) days after the date of a Final Determination (as defined below) with respect to such redetermination, or as soon as such adjustment could practically be calculated, if later. A Final Determination shall mean a closing agreement, or other agreement finally settling a tax liability with the

Internal Revenue Service, a claim for refund which has been allowed, a deficiency notice with respect to which the period for filling a petition with the Tax Court has expired, or a decision of any court of competent jurisdiction that is not subject to appeal or as to which the time for appeal has expired.

            b. In any suit, conference, or other preceding with the Internal Revenue Service or in any judicial proceeding concerning the determination of Federal income tax liabilities of the Affiliated Group, the relevant taxpayer(s) shall be represented by persons selected by Parent. The settlement and terms of settlement of any issues relating to such preceding shall be in the sole discretion of Parent and each party hereto appoints Parent as its agent for the purposes of proposing and concluding any such settlement.

            c. Payments pursuant to paragraph 4 shall also be appropriately adjusted as soon as practicable to take into account any changes to the consolidated Federal income tax liability (or any unitary or combined tax liability under state or local law) resulting from the filing of an amended consolidated Federal income tax return (or amended unitary or combined tax return under state or local law) for the Affiliated Group for any taxable year.

      6. Interpretation. This Agreement is intended to allocate certain Federal income tax liabilities (an any applicable state or local or foreign tax liabilities) of the Affiliated Group, and any situation or circumstance concerning such allocation that is not specifically contemplated hereby or provided for herein shall be dealt with in a manner consistent with the underlying principles of allocation in this Agreement.

      7. Legal and Accounting Fees. Any fees or expenses for legal, accounting or other professional services rendered in connection with (i) the preparation of a consolidated Federal income tax return (or any applicable unitary or combined income tax return under state or local law) for the Affiliated Group,
(ii) the application of the provisions of this Agreement or (iii) the conduct of any audit, conference or preceding of the Internal Revenue Service or judicial proceeding relevant to any determination required to be made hereunder shall be allocated among the Parent and its Subsidiaries (and Other Subsidiaries) in a manner resulting in each such Party bearing a reasonable approximation of the actual amount of such fees or expenses hereunder reasonably related to, and for the benefit of, such member, rather than to or for the benefit of other Parties.

      8. Effect of the Agreement. This Agreement shall determine the liability of Parent, the Subsidiaries and the Other Subsidiaries among themselves as to matters provided for herein, whether or not such determination is effective for purposes of the Code, financial reporting purposes or other purposes.

      9. Entire Agreement. This Agreement embodies the entire understanding among the parties relating to its subject matter and supersedes and terminates all prior agreements and understandings among the parties with respect to such subject matter; any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon. This Agreement shall not be modified except by a writing duly signed by each of the parties hereto, and no waiver of any provisions of this Agreement shall be effective unless in writing duly signed by the party sought to be bound.

      10. Code References. Any references to the Code or Treasury Regulations shall be deemed to refer to the relevant provisions of any successor statute or regulation and shall refer to such provisions as in effect from time to time.

      11. Term. As set forth above, this Agreement is effective for taxable years ending after March 30, 1998, and shall continue in effect until termination or canceled as hereinafter provided. If terminated or canceled, the obligations and liabilities of the parties arising under this Agreement shall nevertheless continue to apply in full force and effect to all taxable years (and that part of any taxable year ending as of the date of cancellation or termination) during which such party is or was a member of the group.

      (a) This Agreement shall be terminated if -

            (i) the parties agree in writing to a termination effective as of the first day of any month by giving 30 days prior written notice of such cancellation;

            (ii) as to any member, membership in the group ceases or is terminated for any reason whatsoever; or

            (iii) Parent fails to file, on behalf of the Affiliated Group, a consolidated Federal income tax return (or any applicable unitary or combined return under state or local law) for any taxable year.

      (b) Upon termination or cancellation of this Agreement, the parties will make appropriate arrangements to compensate either Parent, any Subsidiary or any Other Subsidiary, as the case may be, for tax incidents generated by such entity and utilized by the Affiliated Group in the consolidated Federal income tax return (or any applicable unitary or combined tax return under state or local law) if under this Agreement the entity generating the tax incidents had not previously been compensated for such tax benefit.

      12. Assignment or Transfer. This agreement shall not be assignable or transferable by any party hereto without the prior written consent of the other parties.

      13. Binding Effect; Governing Law; Successors. This Agreement shall be binding upon the parties that are signatories hereto and those subsidiaries that become parties hereto pursuant to paragraph 12. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. This Agreement shall inure to the benefit of and be binding upon any successors or permitted assigns of parties hereto.

PARENT


By: /s/ Michael S. Shein
  --------------------------------
  MHE Investments, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  MMH  Holdings, Inc. f/k/a  Material
  Handling Equipment, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Material Handling, Inc.

SUBSIDIARY


By: /s/ John P. Garniewski
  --------------------------------
  PHMH Holding Company

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  SPH Crane and Hoist, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Birmingham Crane & Hoist, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  PHME Service, Inc.

SUBSIDIARY


By: /s/ Patrick Dorn
  --------------------------------
  Material Handling Equipment Nevada
  Corporation

SUBSIDIARY


By:  /s/ John P. Garniewski
  --------------------------------
  MHE Technologies, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  MPH Crane, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Mechanical Handling, Inc.

SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  NPH Material Handling, Inc.

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Material Handling, LLC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  MHE Canada ULC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Material Handling, LLC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  3016117 Nova Scotia ULC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Mondel ULC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Kaverit Steel and Crane ULC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Hydramach ULC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Blooma Pte Ltd.

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  P&H Middle East, Ltd.

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Harnishfeger Distribution and
  Service, LLC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  HPH Material Handling, LLC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  EPH Material Handling, LLC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  CMH Material Handling, LLC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Material Handling Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Red Crown, ULC

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Lowfile Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Invercoe Engineering Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Butters Engineering Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  MMH (Holdings) Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Mechanical Handling Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Linear Motors Limited

OTHER SUBSIDIARY


By: /s/ Steve Davis
  --------------------------------
  UK Crane Services Limited

OTHER SUBSIDIARY


By: /s/ Steve Davis
  --------------------------------
  Vaughan Crane Company Limited

OTHER SUBSIDIARY


By: /s/ Steve Davis
  --------------------------------
  Royce Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  MMH International Limited

OTHER SUBSIDIARY


By: /s/ David D. Smith
  --------------------------------
  Morris Mechanical (Pty) Limited

OTHER SUBSIDIARY


By: /s/ Michael S. Erwin
  --------------------------------
  Hercules S.A. de C.V.


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